UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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Longwei Petroleum Investment Holding Limited

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Longwei Petroleum Investment Holding Limited
No. 30 Guanghau Street, Xiaojingyu Xiang, Wan Bailin District
Taiyuan City, Shanxi Province, China P.C. 030024

    To The Shareholders of Longwei Petroleum Investment Holding Limited:

    We are pleased to invite you to attend the annual meeting of the shareholders (the “Annual Meeting”) of Longwei Petroleum Investment Holding Limited (“Longwei”, or the “Company”), which will be held at 10:30 A.M., local time on December 15, 2011 at No. 30 Guanghau Street, Xiaojingyu Xiang, Wan Bailin District, Taiyuan City, Shanxi Province, China P.C. 030024 for the following purposes:

    1. To elect five (5) members to our Board of Directors;

    2. To ratify the appointment Child, Van Wagoner & Bradshaw, PLLC as our independent registered public accounting firm for our fiscal year ending 2012; and

    3. For the transaction of such other matters as may properly come before the Annual Meeting.

    Longwei’s Board of Directors has fixed the close of business on October 26, 2011 as the record date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

    If You Plan to Attend

    Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 10:00 A.M., local time. Shares of common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

    For admission to the Annual Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting. If you do not plan on attending the meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors
/s/ Cai Yongjun
Cai Yongjun
Chief Executive Officer and Chairman of the Board of Directors

Dated: November 7, 2011

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save Longwei the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Longwei Petroleum Investment Holding Limited
No. 30 Guanghau Street, Xiaojingyu Xiang, Wan Bailin District
Taiyuan City, Shanxi Province, China P.C. 030024
(727) 641-1357

2011 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I Receiving These Materials?

    These proxy materials are being sent to the holders of shares of the voting stock of Longwei Petroleum Investment Holding Limited, a Colorado corporation, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:30 A.M.. local time, on December 15, 2011 at No. 30 Guanghau Street, Xiaojingyu Xiang, Wan Bailin District, Taiyuan City, Shanxi Province, China P.C. 030024. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about November 8, 2011. A copy of our Form 10-K for the year ended June 30, 2011 has been mailed concurrently with this Proxy Statement. This Proxy Statement and our 2011 Annual Report are available at: www.longweipetroleum.com.

Who is Entitled to Vote?

    Longwei’s Board has fixed the close of business on October 26, 2011 as the Record Date for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. On the Record Date, there were 100,766,966 shares of common stock outstanding and 914,643 shares of Series A Preferred Stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.  Shares of Series A Preferred Stock are not entitled to vote.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

    If your shares are registered in your name with our transfer agent, Corporate Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Longwei.

    If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

    Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How Do I Vote?

Shareholders of Record

    For your convenience, our record holders have three methods of voting:

1.	Vote by mail . Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

2.	Vote in person . Attend and vote at the Annual Meeting.

3.	Vote by Internet. The website address for Internet voting is https://secure.corporatestock.com/vote.php.

Beneficial Owners of Shares Held in Street Name

    For your convenience, our beneficial owners have four methods of voting:

1.	Vote by Internet . The website address for Internet voting is on your vote instruction form.

2.	Vote by telephone . The toll-free number for telephone voting is on your vote instruction form.

3.	Vote by mail . Mark, date, sign and mail promptly your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

4.	Vote in person . Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

    If you vote by Internet, please DO NOT mail your proxy card.

    All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

    Yes, your vote is confidential. Only the following persons have access to your vote: the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

What Constitutes a Quorum?

    To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when one-third of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 33,588,989 shares must be represented in person or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by Longwei are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, our shareholders may adjourn the meeting.

What is a Broker Non-Vote?

    If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board. Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

    Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

    With the exception of Proposal 2, the ratification of the appointment of Child Van Wagoner & Bradshaw, PLLC as our independent registered public accounting firm for our fiscal year ending June 30, 2012, all of the proposals to be voted upon at our 2011 Annual Meeting are considered non-routine.

What is an Abstention?

    An abstention is a shareholders affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

How Many Votes are Needed for Each Proposal to Pass?

Broker
Discretionary
Proposal	Vote Required	Vote Allowed
Election of five (5) members to our Board of Directors	Plurality of the votes cast (the five directors receiving the most “For” votes)	No

Ratification of the Appointment of Child Van Wagoner & Bradshaw, PLLC as our Independent Registered Public Accounting Firm for our Fiscal Year Ending June 30, 2012	A majority of the votes cast	Yes

What Are the Voting Procedures?

    In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

    You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to the Secretary of Longwei, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Longwei Petroleum Investment Holding Limited, No. 30 Guanghau Street, Xiaojingyu Xiang, Wan Bailin District, Taiyuan City, Shanxi Province, China 030024, Attention: Secretary, or by facsimile at 727-231-0944.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

    All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Longwei. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What is “Householding” and How Does it Affect Me?

    Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

    If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Longwei stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact: Longwei Petroleum Investment Holding Limited, No. 30 Guanghau Street, Xiaojingyu Xiang, Wan Bailin District, Taiyuan City, Shanxi Province, China 030024, Attention: Secretary.

    If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Longwei as indicated above.

    Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ Rights of Appraisal?

    Longwei shareholders do not have appraisal rights under Colorado law or under the governing documents of Longwei with respect to the matters to be voted upon at the  Annual Meeting.

Can a Shareholder Present a Proposal To Be Considered At the 2012 Annual Meeting?

    Under the rules of the SEC, if a shareholder wants us to include a proposal for inclusion in our proxy materials for the 2012 Annual Meeting, your proposal must be submitted in writing by June 30, 2012 to Longwei Petroleum Investment Holding Limited, No. 30 Guanghau Street, Xiaojingyu Xiang, Wan Bailin District, Taiyuan City, Shanxi Province, China 030024, Attention: Secretary (pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). If you wish to submit a proposal that is not to be included in our proxy materials or wish to nominate a director, you must do so no later than the close of business on June 30, 2012 (pursuant to Rule 14a-5(e)(2) of the Exchange Act). You are also advised to review our Bylaws, which contain additional requirements about director nominations.

Interest of Officers and Directors in Matters to Be Acted Upon

    Except for the election to our board of the five nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

INFORMATION ABOUT STOCK OWNERSHIP

How much stock is owned by 5% stockholders, directors, and executive officers?

    The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date. The information in this table provides the ownership information for:

•	each person known by us to be the beneficial owner of more than 5% of our Common Stock;

•	each of our directors;

•	each of our executive officers; and

•	our executive officers and directors as a group.

    Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common stock beneficially owned and percentage ownership is based on 100,766,966 shares outstanding on the Record Date and assuming the exercise of any options or warrants or conversion of any convertible securities held by such person, which are presently exercisable or will become exercisable within 60 days after the Record Date.

Name and Address of Beneficial Owner (2)	Number of Shares Beneficially Owned	Percentage of Class (1)
Cai Yongjun (3)	33,500,000	33.25
Xue Yongping (4)	33,500,000	33.25
Michael Toups (5)	75,000		*
Gerald DeCiccio (6)	18,000		*
Douglas Cole (7)	9,000		*
Xiaoping Xue (8)	-		0
All Directors and Officers (6 Persons)	67,102,000	66.59

(1)	Based upon 100,766,966 shares of stock issued and outstanding as of the Record Date.

(2)	Unless otherwise stated, the address for all the officers and directors is No.30 Guanghua Street, Xiaojingyu Xiang, Wanbailin District Taiyuan City, Shanxi Province, PRC, PC 030024.

(3)	Cai Yongjun is the Chief Executive Officer and Chairman of the Board of Directors of Longwei Petroleum Investment Holding Limited.

(4)	Xue Yongping is Secretary and Director of Longwei Petroleum Investment Holding Limited.

(5)
Michael Toups is the Chief Financial Officer of Longwei Petroleum Investment Holding Limited.  Mr. Toups is entered into an agreement on June 18, 2010 with the Company, which among other compensation grants him 60,000 shares to be vested on a quarterly basis over the course of one year.  The Company renewed Mr. Toups’ agreement for an additional twelve months on August 8, 2011 under the same terms as his previous agreement.

(6)
Gerald DeCiccio is a director of Longwei Petroleum Investment Holding Limited as of the Record Date.  Mr. DeCiccio entered into an agreement on February 16, 2010 with the Company, which among other compensation grants him 12,000 shares issuable in equal installments on June 1 and December 1.  The Company does not have a current written agreement with Mr. DeCiccio, but continues to compensate him under the same terms as his previous agreement.  Mr. DeCiccio is not standing for re-election as a director of the Company at the Annual Meeting.

(7)
Mr. Cole is a director of Longwei Petroleum Investment Holding Limited.  Mr. Cole entered into an agreement on February 16, 2010 with the Company, which among other compensation grants him 6,000 shares issuable in equal installments on June 1 and December 1.   The Company does not have a current written agreement with Mr. Cole, but continues to compensate him under the same terms as his previous agreement.

(8)	Ms. Xue is a director of Longwei Petroleum Investment Holding Limited.

The Board Unanimously Recommends that Shareholders Vote “ For ” Proposals 1 and 2.

PROPOSAL 1.

ELECTION OF DIRECTORS

Who are our current directors?

    The following is a list of our current directors, including a nominee to be elected at the Annual Meeting. All directors serve one-year terms or until each of their successors are duly qualified and elected.  Mr. DeCiccio, a current independent member of our Board of Directors and member of our Compensation, Audit and Nominating Committees, is not standing for re-election. Dora Dong is not currently a member of our Board of Directors and is a nominee to be elected at the Annual Meeting.

Name	Age	Positions and Offices Held
Mr. Cai Yongjun	41	Chief Executive Officer and Director
Mr. Xue Yongping	43	Secretary, Treasurer and Director
Mr. Douglas Cole	56	Director
Ms. Xiaoping Xue	42	Director
Gerald DeCiccio	54	Director
Dora Dong	51	Director-nominee

Who are the director-nominees to be voted upon at the Annual Meeting?

Cai Yongjun

    Mr. Cai is the founder and has served as the Chief Executive Officer of Taiyuan Longwei, the Company's wholly-owned subsidiary, since October 1995.  He has over 16 years experience in the trading, storage and handling of petroleum products. Mr. Cai is active in the business and oversees daily operations.  Mr. Cai served in the People’s Liberation Army and attended Shanxi University where he majored in Business Administration.  Mr. Cai is a respected leader in the petroleum industry in central China.  Mr. Cai was selected as a director because of his experience in the oil and gas industry in general and the Company’s operations in particular.  He has not served in any other directorships in the last five years.  Mr. Cai has had no involvement in certain legal proceedings as defined by Item 401(f) of Regulation S-K.

Xue Yongping

    Ms. Xue has been director, secretary and treasurer since November 1998 of Taiyuan Longwei, the Company's wholly-owned PRC subsidiary. From August 1994 until November 1998, she was the deputy manager for Taiyuan Hua Xin Trading Company, Ltd., where she served as the deputy general manager.  Taiyuan Hua Xin Trading Company is a wholesale petroleum company engaged in the selling of diesel and gasoline to other wholesale users.  From September 1991 to July 1994, Ms. Xue attended Shanxi Law School where she earned her law degree.  Ms. Xue was selected as a director because of her experience in the oil and gas industry in general and the Company’s operations in particular, including her expertise in PRC law and contracts.  She has not served in any other directorships in the last five years.

Douglas Cole

    Mr. Cole has  served as a member of the Board of Directors and as a member of the compensation, nominating and audit committees of Longwei Petroleum Investment Holding Limited since March 22, 2010. Mr. Cole is a partner with Objective Equity LLC, a boutique investment bank based in New York since 2006. Mr. Cole served as Executive Vice Chairman and Executive Vice President of Trinity Companies, a continuing education company since 2002 and was its Chief Executive Officer until February 1, 2006, when the Company relocated its corporate headquarters to Texas. Mr. Cole served as the President, Secretary and Treasurer of China Chemical Corp. from April 8, 2010 to September 30, 2010 and has served as a director of China Chemical Corp. from April 8, 2010 to November 5, 2011.  From 1998 through 2000, Mr. Cole served as Chairman and Chief Executive Officer of RateXchange Corporation (formerly NetAmerica.com) and as a director of two of its subsidiaries, RateXchange I, Inc. and PolarCap, Inc. He served as Chairman, Chief Executive Officer, President and Principal Accounting Officer of RateXchange from 1999 through 2000. Mr. Cole was the founder, Chief Executive Officer and Executive Vice President of Star Press (formerly Great Bear Technology) from its inception in 1992 until its merger with Graphix Zone Inc. in 1996.  Mr. Cole is a 1978 graduate of the University of California, Berkeley. Mr. Cole’s financial and business management experience and knowledge led to the conclusion that he should serve on the Company’s board of directors, given the Company’s business and structure.

Xiaoping Xue

    Ms. Xue was appointed as a director of the Company on March 22, 2010.  Ms. Xue joined the Board as an independent director and has also been appointed to serve on the Company’s Compensation, Nominating and Audit Committees.  Since 2003, Ms. Xue has worked as a self-employed economist and researcher in the field of International Trade.  From August 2002 to January 2003, Ms. Xue worked at the Trade and Industry Bureau of Shanxi Province and From January 1996 to March 2002, she worked at the Beijing Military Region Business Administration Business Bureau.  Ms. Xue received her degree from the Peking University School of Economics.  Ms. Xue was selected as a director because of her experience in the oil and gas industry in general and the Company’s operations in particular, including her expertise in PRC economics and trade.  She has not served in any other directorships in the last five years.

Dora Dong

    Since July 2000, Ms. Dong has been a member of the board of directors of the Silicon Valley Chinese American Computer and Commerce Association.  She served as the association’s CFO from July 2006 to July 2008, served as its Vice President from July 2008 to July 2011 and currently serves as its Chairman since July 2011.  Since May 2009, Ms. Dong has served as the President of New Continental - USA in Silicon Valley.  Since September 2009, Ms. Dong has also served as the Chairman of Suzhou New Continental Education Consulting Company Ltd. in China.  Additionally, Ms. Dong has served as a committee member of Suzhou Overseas Chinese Association since May 2010 and was appointed to such position by the government in Suzhou City, China. Since January 2011, Ms. Dong has served as a director of China Bilingual Technology & Education Group, Inc. in Taiyuan City, China.  From July 2010 to June 2011, Ms. Dong served on the board of directors of Worldwide Energy & Manufacturing USA, Inc., an international solar manufacturing and engineering firm with multiple factories in China.  Ms. Dong received her Bachelor of Science Degree in Business Administration from John F. Kennedy University in 1990.

    Ms. Dong has been selected as a nominee to be appointed to our Board of Directors based on her financial management experience in public and private companies in senior level corporate strategic management positions combined with her CFO background with the Silicon Valley Chinese American Computer and Commerce Association.  Moreover, Ms. Dong and her affiliated organizations have been continuing to build strong relationships with both government and business leaders in the US and China.

Directorships

    Except as otherwise reported above, none of our directors or nominees held directorships in other reporting companies and registered investment companies at any time during the past five years.

Family Relationships

    There are no family relationships among our directors (or nominee) and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Conflicts of Interest

    Certain potential conflicts of interest are inherent in the relationships between the Company’s officers and directors and the Company.

    From time to time, one or more of the Company’s affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that the Company own and operate. These persons expect to continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with the Company’s business with respect to operations, including financing and marketing, management time and services and potential customers. These activities may give rise to conflicts between or among the interests of us and other businesses with which the Company’s affiliates are associated. The Company’s affiliates are in no way prohibited from undertaking such activities, and neither the Company nor the Company’s shareholders will have any right to require participation in such other activities.

   From time to time, one or more of the Company’s affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that the Company owns and operates. These persons may continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with the Company’s business with respect to operations, including financing and marketing, management time and services and potential customers. These activities may give rise to conflicts between or among the interests of the Company and other businesses with which the Company’s affiliates are associated. The Company’s affiliates are in no way prohibited from undertaking such activities, and neither the Company nor the Company’s shareholders will have any right to require participation in such other activities.

    With respect to transactions involving real or apparent conflicts of interest, the Company has adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of the Company’s disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by the Company’s directors.

    The Company’s policies and procedures regarding transactions involving potential conflicts of interest are not in writing.  The Company understands that it will be difficult to enforce the Company’s policies and procedures and will rely and trust the Company’s officers and directors to follow the Company’s policies and procedures.  The Company will implement the Company’s policies and procedures by requiring the officer or director who is not in compliance with the Company’s policies and procedures to remove himself and the other officers and directors will decide how to implement the policies and procedures, accordingly.

Involvement in Certain legal Proceedings

    To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

•
the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

    There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission and with any exchange on which the Company’s securities are traded. Officers, directors and persons owning more than ten percent of such securities are required by Commission regulation to file with the Commission and furnish the Company with copies of all reports required under Section 16(a) of the Exchange Act. To our knowledge, based solely upon our review of the copies of such reports furnished to us, during the fiscal year ended June 30, 2011, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that Form 4s for Michael Toups, Gerald DeCiccio and Douglas Cole were not filed timely.

Board Leadership Structure and Role in Risk Oversight

    Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interests of the Company and its shareholders to partially combine these roles.  Due to the small size of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions partially combined.

    Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our Board of Directors.  The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board of Directors, which also considers our risk profile. The Audit Committee and the full Board of Directors focus on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

    Our Board of Directors is responsible to approve all related party transactions. We have not adopted written policies and procedures specifically for related person transactions.

Certain Relationships and Related Transactions

    At no time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or was involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest.

    The Company will present all possible transactions between the Company and the Company’s officers, directors or 5% shareholders, and the Company’s affiliates to the Board of Directors for their consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

Board Responsibilities and Structure

    The Board oversees, counsels, and directs management in the long-term interest of Longwei and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of Longwei. The Board is not, however, involved in the operating details on a day-to-day basis.

Director Independence

    Our Board of Directors has determined that currently Douglas Cole, Gerald DeCiccio and Xiaoping Xue qualify as “independent” as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and in the listing standards of Rule 5605(a)(2) of the NASDAQ Stock Market and of  Section 803A of the NYSE Amex LLC Company Guide.  Mr. DeCiccio is not standing for re-election to the Board of Directors at the Annual Meeting.  Dora Dong, who is nominated to be elected to our Board of Directors at the Annual Meeting, when elected, would qualify as “independent” as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and in the listing standards of Rule 5605(a)(2) of the NASDAQ Stock Market and of  Section 803A of the NYSE Amex LLC Company Guide.

Indemnification of Officers and Directors

    The Company’s directors and officers are indemnified as provided by the Colorado Statutes and the Company’s Bylaws. The Company has agreed to indemnify each of the Company’s directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Company’s directors, officers and controlling persons pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the Company’s payment of expenses incurred or paid by the Company’s director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, The Company will, unless in the opinion of the Company’s counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The Company has been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of the Company’s directors, officers, or controlling persons in connection with the securities being registered, the Company will, unless in the opinion of the Company’s legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction. The Company will then be governed by the court’s decision.

Required Vote

    The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting will be required to elect five directors to our Board under Proposal 1. This means that the five persons who receive the most votes are elected. For purposes of the election of directors, the withholding of authority by a shareholder as to the election of directors thus has no effect on the results of the election.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “ FOR ” THE ELECTION OF THE NOMINATED SLATE OF DIRECTORS.

Corporate Governance

Board Committees and Charters

    The Board and its Committees meet throughout the year and act by written consent from time to time as appropriate. The Board has formed Audit, Compensation and Nominating Committees. Committees regularly report on their activities and actions to the Board. The Board appoints members to its: Audit Committee, Compensation Committee and Nominating Committee. The Audit Committee, the Nominating Committee and the Compensation Committee each have a written charter approved by the Board. These charters are available on our website at www.longweipetroleum.com.

    The following table identifies the independent and non-independent current Board and Committee members immediately prior to the Annual Meeting.  Mr. DeCiccio is not standing for re-election to the Company’s Board of Directors.  It is anticipated that, upon her election as an independent member of the Company’s Board of Directors, Ms. Dong would be appointed to serve on the Audit, Compensation and Nominating Committees of the Company’s Board of Directors.

Name	Independent	Audit	Compensation	Nominating

Cai Yongjun
Xue Yongping
Douglas Cole	P	P	P	P
Gerald DeCiccio*	P	P	P	P
Xiaoping Xue	P	P	P	P

*Mr. DeCiccio is not standing for re-election at the Annual Meeting.  It is anticipated that Dora Dong, a director nominee at the Annual Meeting will, once appointed as a member of the Board of Directors, will be appointed to fill Mr. DeCiccio’s position as an independent member of the Board’s Audit, Compensation and Nominating Committees.

Meetings of the Board of Directors and Committees

    Our board of directors held no formal meetings during the most recently completed fiscal year. All proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of Colorado and our bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Policy Regarding Attendance at Annual Meetings of Stockholders

    Longwei does not have a policy with regard to board members’ attendance at annual meetings.

Audit Committee

    We established an audit committee effective March 22, 2010 along with a financial expert on our audit committee.  These members are independent directors. Our audit committee consists of Douglas Cole, Gerald DeCiccio and Xiaoping Xue. Gerald DeCiccio qualifies as "audit committee financial expert," as such term is defined in Item 407(d)(5) of Regulation S-K. Our Board of Directors has adopted a written audit committee charter.

    The Audit Committee assists our board in monitoring:

●	our accounting, auditing, and financial reporting processes;

●	the integrity of our financial statements;

●	internal controls and procedures designed to promote our compliance with accounting standards and applicable laws and regulations; and

●	the appointment and evaluation of the qualifications and independence of our independent auditors.

    The Audit Committee has reviewed and discussed the audited financial statements with management.  The audit committee has (i) discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 114, (ii) reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and (iii) discussed with the independent accountant the independent accountant’s independence.   Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be including in our Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

    Mr. DeCiccio is not standing for re-election at the Annual Meeting.  It is anticipated that Dora Dong, a director- nominee at the Annual Meeting will, once appointed as an independent member of the Board of Directors, be appointed to fill Mr. DeCiccio’s position as an independent member of the Board’s Audit Committee.

Compensation Committee

    We established a compensation committee effective March 22, 2010.  These members are independent directors. Our nominating committee consists of Douglas Cole, Gerald DeCiccio and Xiaoping Xue. The compensation committee of the Board of Directors is responsible for (i) determining the general compensation policies, (ii) establishing compensation plans, (iii) determining senior management compensation and (iv) administering our stock option plans.  Our Board of Directors has adopted a written compensation committee charter.   Mr. DeCiccio is not standing for re-election at the Annual Meeting.  It is anticipated that Dora Dong, a director- nominee at the Annual Meeting will, once appointed as an independent member of the Board of Directors, be appointed to fill Mr. DeCiccio’s position as an independent member of the Board’s Compensation Committee.

Nominating Committee

    We established a nominating committee effective March 22, 2010.  These members are independent directors. Our nominating committee consists of Douglas Cole, Gerald DeCiccio and Xiaoping Xue.  The purpose of the nominating committee of the Board of Directors is to recommend to the Board changes in Board composition as well as make recommendations with respect to size and composition of the Board, recommend to the Board on the minimum qualifications and standards for director nominees and review qualifications of potential candidates for the Board. Our Board of Directors has adopted a written nominating committee charter.   Mr. DeCiccio is not standing for re-election at the Annual Meeting.  It is anticipated that Dora Dong, a director- nominee at the Annual Meeting will, once appointed as an independent member of the Board of Directors, be appointed to fill Mr. DeCiccio’s position as an independent member of the Board’s Nominating Committee.

Director Nominations

    Part of our Nominating Committee’s duties is to screen and nominate candidates considered for election to our Board of Directors. In this capacity, it concerns itself with the composition of the Board of Directors with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies.

    The Nominating Committee values diversity as a factor in selecting individuals nominated to serve on the Board of Directors. Although the Board of Directors prefers a mix of backgrounds and experience among its members, it does not follow any ratio or formula to determine the appropriate mix, nor is there any specific policy on diversity. The Nominating Committee uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to a high standard of service for the Board of the Directors.

Code of Ethics

    On March 22, 2010, we adopted a Code of Ethics for our principal executive officers and senior management.  The Code is designed to deter wrongdoing and promote honest and ethical conduct; full and fair disclosure in reports and documents submitted to the SEC; compliance with applicable governmental laws, rules and regulations; and the prompt internal reporting of violations of the code to appropriate persons by our senior management. A copy of the Code of Ethics, may be obtained, free of charge, by submitting a written request to the Company.

Shareholder Communications

    Although we do not have a formal policy regarding communications with the Board of Directors, shareholders may communicate with the Board by writing to Longwei Petroleum Investment Holding Limited, No. 30 Guanghau Street, Xiaojingyu Xiang, Wan Bailin District, Taiyuan City, Shanxi Province, China 030024, Attention: Mr. Cai Yongjun, or by facsimile 727-231-0944. Shareholders who would like their submission directed to a member of the Board of Directors may so specify, and the communication will be forwarded, as appropriate.

AUDIT COMMITTEE REPORT

    The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

    The Audit Committee is comprised of three independent directors (as defined in Section 803A of the NYSE Amex LLC Company Guide). The Audit Committee operates under a written charter, which can be found in the “Investor Relations” section of our website, www.longweipetroleum.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

    We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended June 30, 2011.

    We have reviewed and discussed with management and Child, Van Wagoner & Bradshaw, PLLC, our independent registered public accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

    We have discussed with Child, Van Wagoner & Bradshaw, PLLC, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

    We have discussed with management and Child, Van Wagoner & Bradshaw, PLLC, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 114, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NYSE Amex LLC and the Audit Committee’s Charter.

    We have received and reviewed the written disclosures and the letter from Child, Van Wagoner & Bradshaw, PLLC required by applicable requirements of the PCAOB regarding Child, Van Wagoner & Bradshaw, PLLC’s communications with the Audit Committee concerning independence, and have discussed with Child, Van Wagoner & Bradshaw, PLLC their independence from management and the Company.

    Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 for filing with the SEC.

Gerald DeCiccio
Douglas Cole
Xiaoping Xue

Dated as of November 7, 2011

Director Compensation

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the year end June 30, 2011.

	Fees earned or paid in cash ($)		Stock awards ($)*	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Cai Yongjun	$7,333	**	-	-	-	-	-	$7,333	**
Xue Yongping	$5,945	**	-	-	-	-	-	$5,945	**
Douglas Cole	$10,000		$4,590	-	-	-	-	$14,590
Gerald DeCiccio	$20,000		$9,180	-	-	-	-	$29,180
Xiaoping Xue	-		-	-	-	-	-	-

*Stock awards represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718
**Represents compensation paid in connection with executive services (as set forth in our Executive Compensation table herein)

Narrative Disclosure to the Director Compensation Table

The Company’s directors will not receive a fee for attending each board of directors meeting or meeting of a committee of the board of directors. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending board of director and committee meetings.  We have entered into consulting agreements with two independent directors, Gerald DeCicco and Doug Cole, to compensate them as detailed below under “Employment Agreements.”

Executive Officers

    The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. All officers serve at the pleasure of the Board. The current executive officers of the Company are as follows:

Name	Age	Position
Cai Yongjun	41	Chief Executive Officer
Michael Toups	45	Chief Financial Officer
Xue Yongping	43	Secretary

    Information regarding the principal occupations of Cai Yongjun and Xue Yongping is set forth above under the heading, “Who are the director-nominees to be voted upon at the Annual Meeting?”.  Information regarding the principal occupation of Michael Toups is set forth below:

Michael Toups, Chief Financial Officer

Mr. Toups was appointed Chief Financial Officer in June 2010.  Mr. Toups is an accounting and corporate finance executive with over 20 years of experience in senior management with specialties in business strategy, M&A and international trade.  He has middle-market corporate finance experience across a variety of industries as both principal and advisor and has served in roles as the CFO, COO, and director of private and publicly traded companies.  Mr. Toups expertise includes PCAOB audits, SEC reporting and Sarbanes-Oxley compliance.  He is also well-versed in Chinese business practices and has directed strategic business planning for Asia-based companies for over 12 years.  Mr. Toups also currently serves as the CFO of China Bilingual Technology & Education Group, a Taiyuan, Shanxi China-based education company operating K-12 private boarding schools since September 2010, and he also serves as a member of the board of directors of Lotus Pharmaceuticals, a Beijing China-based manufacturer of pharmaceutical products since December 2010.  Most recently Mr. Toups served as Director of Asia Investment Banking, Midtown Partners & Co. from December 2007 to July 2010 and as the CFO and director of Nork Lighting, a China-based manufacturer and the largest retailer of high-end residential lighting products in China from December 2007 to July 2010.  From May 2009 to May 2011, he served as the president and director of Stone Harbor Investments, Inc., a small business consulting company.  From January 2001 to December 2007, he served as president and owner of Peak Crown, a consulting company for the import of products from Asia and financial services.  Mr. Toups holds an MBA in Finance from the University of Notre Dame and a BBA in Finance from Texas Christian University.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executives has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Executive Compensation

The following table sets forth the cash compensation (including cash bonuses) paid and equity awards granted by us for years ended June 30, 2011, 2010 and 2009 to our Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Cai Yongjun,	2011	$7,333	$-	$-	$-	$-	$-	$-	$7,333
Chief Executive Officer, Director	2010	6,670	-	-	-	-	-	-	6,670
	2009	11,217	-	-	-	-	-	-	11,217

Michael Toups,	2011	120,000	-	126,600	-	-	-	-	246,600
Chief Financial Officer, Principal Accounting
Officer (1)	2010	4,000	-	-	-	-	-	-	4,000
	2009	-	-	-	-	-	-	-	-

Xue Yongping, Secretary and	2011	5,945	-	-	-	-	-	-	5,945
Director	2010	5,617	-	-	-	-	-	-	5,617
	2009	5,229	-	-	-	-	-	-	5,229

*Stock awards represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(1)	Appointed or June 23, 2010

Compensation Committee Interlocks and Insider Participation

N/A

Compensation Committee Report

The following Compensation Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings.

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management.

Submitted by the Compensation Committee:

Doug Cole

Gerald DeCiccio

Xiaoping Xue

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

The following discussion and analysis of compensation arrangements of our named executive officers for 2011 should be read together with the compensation tables and related disclosures set forth herein.

We believe our success depends on the continued contributions of our named executive officers. Personal relationships are very important in our industry. Our named executive officers are primarily responsible for many of our critical business development relationships. The maintenance of these relationships is critical to ensuring our future success. Therefore, it is important to our success that we retain the services of these individuals and prevent them from competing with us should their employment with us terminate.

General Philosophy

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve our short-term and long-term business goals. The goals of our compensation program are to align remuneration with business objectives and performance, and to enable us to retain and competitively reward executive officers who contribute to the long-term success of the Company. We attempt to pay our executive officers competitively in order that we will be able to retain the most capable people in the industry. In making executive compensation and other employment compensation decisions, the Compensation Committee considers achievement of certain criteria, some of which relate to our performance and others of which relate to the performance of the individual employee. Awards to executive officers are based on achievement of Company and individual performance criteria.

The Compensation Committee will evaluate our compensation policies on an ongoing basis to determine whether they enable us to attract, retain and motivate key personnel. To meet these objectives, the Compensation Committee may from time to time increase salaries, award additional stock grants or provide other short and long-term incentive compensation to executive officers and other employees.

Compensation Program & Forms of Compensation

We provide our executive officers with a compensation package consisting of base salary and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual and company performance, as well as market information regarding compensation paid by other companies in our industry.

Base Salary. Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background to the executive officers being recruited. We also consider the individual’s experience, reputation in his or her industry and expected contributions to the Company. Base salary is continuously evaluated by competitive pay and individual job performance. Base salaries for executives are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices. In some circumstances our executive officers have elected to take less than market salaries.  These salaries may be increased in the future to market conditions with a competitive base salary that is in line with his or her role and responsibilities when compared to peer companies of comparable size in similar locations.

Based on our compensation philosophy, a substantial portion of our compensation rewards long-term performance of the Company and promotes executive retention. This may be delivered to our executives through restricted stock grants.

Executive Equity Ownership

We encourage our executives to hold a significant equity interest in our Company. However, we do not have specific share retention and ownership guidelines for our executives.

Performance-Based Compensation and Financial Restatement

We have not considered or implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executives and other employees where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement.

Compensation of Chief Executive Officer

Mr. Cai received a base salary of $7,333 for the year ended June 30, 2011.

  Tax and Accounting Considerations

 In the review and establishment of our compensation programs, we consider the anticipated accounting and tax implications to us and our executives.

Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to our chief executive officer and each of our next four most highly compensated executive officers, unless certain specific and detailed criteria are satisfied. Performance-based compensation, as defined in the Internal Revenue Code, is fully deductible if the programs are approved by stockholders and meet other requirements. We believe that grants of equity awards under may qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to receive a federal income tax deduction, if applicable, in connection with such awards. In general, we have determined that we will not seek to limit executive compensation so that it is deductible under Section 162(m). However, from time to time, we monitor whether it might be in our interests to structure our compensation programs to satisfy the requirements of Section 162(m) and relevant tax implications in the PRC. We seek to maintain flexibility in compensating our executives in a manner designed to promote our corporate goals and therefore our compensation committee has not adopted a policy requiring all compensation to be deductible. Our compensation committee will continue to assess the impact of Section 162(m) and relevant tax implications in the PRC on our compensation practices and determine what further action, if any, is appropriate.

Employment Agreements

We have entered into the following agreements filed in our corporate office with our executive officers and directors:

On February 16, 2010, the Company entered into consulting agreements with two of its independent directors, Gerald DeCiccio and Doug Cole.  Pursuant to Mr. DeCiccio’s agreement, Mr. DeCiccio will receive $20,000 and 12,000 shares of the Company’s common stock annually.  The Company shall issue him 6,000 shares of common stock on June 1, 2010 and December 1, 2010.  The term of Mr. DeCiccio’s agreement is until February 28, 2011.  Pursuant to Mr. Cole’s agreement, Mr. Cole will receive $10,000 and 6,000 shares of common stock annually.  The Company shall issue him 3,000 shares of common stock on June 1, 2010 and December 1, 2010.  The term of Mr. Cole’s agreement is until March 15, 2011.  The Company does not have a current written agreement with these two independent directors, but continues to compensate them under the same terms as their previous agreement.

On June 18, 2010, the Company entered into a consulting agreement with its new Chief Financial Officer, Michael Toups.  The agreement is for a twelve month term.  Under the terms of the agreement, the Chief Financial Officer is to be compensated $10,000 per month.  He is also to receive a share award of 60,000 shares of common stock under the following terms, 15,000 shares of the Company’s common stock shall vest and be issued on the last day of each calendar quarter for services rendered during that quarter, beginning September 30, 2010.  The Company renewed this agreement for an additional twelve months on August 8, 2011 under the same terms as the previous agreement.

Equity Compensation Plan Information

 As of June 30, 2011, the Company has not adopted an equity compensation plan.

Outstanding Equity Awards at Fiscal Year-End

None.

Pension and Retirement Plans

Currently, except for contributions to the PRC government-mandated social security retirement endowment fund for those employees who have not waived their coverage, we do not offer any annuity, pension or retirement benefits to be paid to any of our officers, directors or employees. There are also no compensatory plans or arrangements with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with our company, or from a change in our control.

PROPOSAL 2.

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012

Our Board has appointed Child, Van Wagoner & Bradshaw, PLLC (“CV&B”), to serve as our independent registered public accounting firm for the year ending June 30, 2012. CV&B has acted as our principal accountant since 2007 and served as our principal accountant for the year ending June 30, 2011.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, Longwei is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Longwei and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of CV&B is expected to be available telephonically at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with Longwei. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of Longwei’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that Longwei’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Longwei’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Longwei’s independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

    The following table sets forth all fees we incurred in connection with professional services rendered by CV&B during the years ended June 30, 2011 and 2010:

Fee Type	2011	2010
Audit Fees	$167,512	$113,450
Audit-Related Fees	0	0
Tax Fees	5,000	5,000
All Other Fees	0	0

	$172,512	$118,450

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required

The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of Child, Van Wagoner & Bradshaw, PLLC as Longwei’s independent registered public accounting firm for the fiscal year ending June 30, 2012.

Recommendation

The Board recommends a vote “ For ” this proposal.

OTHER MATTERS

Longwei has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Longwei will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Annual Reports and Form 10-K

Additional copies of Longwei Petroleum Investment Holdings Limited’s Annual Report and Form 10-K for the fiscal year ended June 30, 2011 may be obtained without charge by writing to the Corporate Secretary, Longwei Petroleum Investment Holding Limited, No. 30 Guanghau Street, Xiaojingyu Xiang, Wan Bailin District, Taiyuan City, Shanxi Province, China 030024.

By Order of the Board of Directors
/s/ Cai Yongjun
Cai Yongjun
Chief Executive Officer and Chairman of the Board of Directors

November 7, 2011

LONGWEI PETROLEUM INVESTMENT HOLDING LIMITED

The undersigned Stockholder of Longwei Petroleum Investment Holding Limited hereby appoints Cai Yongjun and Michael Toups, or either of them individually, as attorneys and proxies with full power of substitution to vote all of the shares of Common Stock of Longwei Petroleum Investment Holding Limited which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Longwei Petroleum Investment Holding Limited to be held at No. 30 Guanghau Street, Xiaojingyu Xiang, Wan Bailin District, Taiyuan City, Shanxi Province, China P.C. 030024 on December 15, 2011 at 10:30 AM, local time, and at any adjournment or adjournments thereof as follows:

This proxy is solicited on behalf of the Board of Directors.

(Continued, and to be dated and signed, on the other side)

‹PLEASE DETACH PROXY CARD HERE ›

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 15, 2011. The Proxy Statement and our 2011 Annual Report to Stockholders are available at: www.longweipetroleum.com

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

FOR all
		FOR	WITHHOLD	nominees except
		all nominees	AUTHORITY	as noted below
1.	Proposal One. Election of Directors.
	CAI YONGJUN	☐	☐	☐
	XUE YONGPING	☐	☐	☐
	DOUGLAS COLE	☐	☐	☐
	DORA DONG	☐	☐	☐
	XIAOPING XUE	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

		FOR	AGAINST	ABSTAIN
2.	Proposal Two. Ratify the appointment of Child, Van Wagoner & Bradshaw, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.	☐	☐	☐

3.	In their discretion to vote upon such other matters as may properly come before the meeting.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2

Please sign and date this Proxy below

and return in the enclosed envelope.

Signature(s) must agree with the name(s) printed on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Date	2011

(Signature)

(Signature of joint owner)

‹PLEASE DETACH PROXY CARD HERE ›

PROXY VOTING INSTRUCTIONS